Reich & Tang Equity Fund Inc. and
                             Delafield Fund, Inc.
                       IMPORTANT NOTICE TO SHAREHOLDERS

Dear Shareholder:

As you are aware, each Fund is managed and advised by Reich & Tang Asset Management L.P. (the 'Manager'). The parent company of the Manager, New England Investment Companies, L.P., is majority-owned by New England Mutual Life Insurance Company, which proposes to merge with Metropolitan Life Insurance Company sometime after the end of the 1995 year.

As a shareholder, you are invited to vote on a proposal in connection with this merger. Specifically, you are being asked to approve or disapprove a new management/investment advisory agreement with the Manager since the above transaction, in accordance with applicable regulations, would automatically terminate the existing management/investment advisory agreement between the Manager and each Fund.

What does this mean to you as a shareholder?

It is important to note that the management fee and the management and investment advisory services to be performed under the new agreement are the same as those under the current agreement. The other terms of the agreement are the same in all material respects to the existing agreement. There are not changes contemplated in the objectives or policies of the Fund, the management or operation of the Manager relating to the Funds, the personnel managing the Funds or the shareholder or other business activities of the Funds.

The Board of Directors has determined that the new agreement would be in the best interest of the Funds and their shareholders. Accordingly, the Board of Directors of the Funds approved the new agreement and voted to recommend it to shareholders for approval.

We encourage you to vote promptly no matter how many shares you own. Timely votes save money and avoid follow-up mailings. Your cooperation as we go through the process of the transition is greatly appreciated. We are confident that the combining of these firms will result in a structure that will better service your needs.

Thanking you, in advance, for your patience and support.

Very truly yours,

Reich & Tang Equity Fund Inc.
Delafield Fund, Inc.

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                      Reich & Tang Equity Fund, Inc. and
                             Delafield Fund, Inc.

               NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                                March 13, 1996

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600 Fifth Avenue
New York, New York 10020
(800) 676-6779

A Special Meeting of Shareholders of Reich & Tang Equity Fund, Inc. and Delafield Fund, Inc. (individually, the 'Fund' and collectively, the 'Funds') will be held at 9:00 a.m. on March 13, 1996 at the offices of the Corporation at 600 Fifth Avenue, New York, New York for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated January 24, 1996.

1. To approve or disapprove a new Investment Management Contract to be effective upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company, such Contract to be identical to the Investment Management Contract in effect for each Fund immediately prior to such merger (see page 6 of the attached Proxy Statement);

2. To elect four directors of the Corporation, each to hold office until his successor is duly elected and qualified;

3.  To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on January 10, 1996 are entitled to notice of, and to vote at, the meeting.

                                           By Order of the Boards of Directors
                                                 BERNADETTE N. FINN, Secretary
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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK FOR YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

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                                     -2-


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

                                   PROXY STATEMENT                                        PAGE
--------------------------------------------------------------------------------------------


Introduction.........................................................................          4


Proposal 1   Approval or Disapproval of a New Investment Management Contract to be
             Effective at the Time of the Merger.....................................          6


Proposal 2   Election of Directors...................................................           8


Information Regarding the Manager....................................................          12


Allocation of Portfolio Brokerage....................................................          16


Other Matters........................................................................          17


Exhibit A    (Investment Management Contract between Reich & Tang Equity Fund, Inc.
             and Reich & Tang Asset Management L.P.).................................          18


Exhibit B    (Investment Management Contract between Delafield Fund, Inc. and Reich &
             Tang Asset Management L.P.).............................................          22


Exhibit C    (Table of Fees for all Funds Advised by the Manager)....................          26

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

                                     -3-

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                      REICH & TANG EQUITY FUND, INC. AND
                             DELAFIELD FUND, INC.
                               600 FIFTH AVENUE
                           NEW YORK, NEW YORK 10020
                               PROXY STATEMENT
                                 INTRODUCTION

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Reich & Tang Equity Fund, Inc. ('Equity Fund') and Delafield Fund, Inc. ('Delafield') (individually the 'Fund' and collectively, the 'Funds') for use at a Joint Special Meeting of Shareholders to be held at the offices of the Corporation at 600 Fifth Avenue, New York, New York on March 13, 1996 at 9 A.M. Such solicitation will be made primarily by the mailing of this statement and the materials accompanying it. Supplemental solicitations may be made by mail, telephone, or personal interviews by officers and representatives of the Funds. The expenses in connection with preparing and mailing this statement and the material accompanying it, and of such supplemental solicitations, will be borne by The New England and Metropolitan Life (each as hereinafter defined). This Proxy Statement and the accompanying Proxy are first being sent to shareholders on or about January 24, 1996. Each Fund's most recent annual and semi-annual reports are available upon request.

The outstanding voting stock of the Funds as of the close of business on January 10, 1996 consisted of 6,073,028 shares of Common Stock of the Equity Fund and 3,727,150 shares of Common Stock of Delafield, each whole share being entitled to one vote and each fraction of a share being entitled to a proportionate fraction of a vote. Only shareholders of record at the close of business on January 10, 1996 are entitled to vote at the meeting. Any shareholder may revoke his proxy at any time prior to its exercise by a written notification of such revocation, which must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Funds at their principal executive office, 600 Fifth Avenue, New York, New York 10020, and be received prior to the meeting to be effective, or by signing another proxy of a later date, or by personally casting his vote at the meeting of shareholders.

Among the purposes of this Joint Special Meeting of the Shareholders of the Funds is the approval of the Merger (the 'Merger') of New England Mutual Life Insurance Company ('The New England') into Metropolitan Life Insurance Company ('Metropolitan Life'). The Merger is being treated, for purposes of the Investment Company Act of 1940, as amended (the '1940 Act'), as a change of control of New England Investment Companies, L.P. ('NEIC'), the limited partner and owner of the 99.5% limited partnership interest in Reich & Tang Asset Management L.P. (the Funds' 'Manager'). Reich & Tang Asset Management, Inc. (a wholly-owned subsidiary of NEIC) is the general partner and owner of the remaining 0.5% interest of the Manager. Under the 1940 Act, such a change of control constitutes an 'assignment' (as defined in the 1940 Act) of the Investment Management Contract between the Manager and each Fund, as well as various other investment advisory agreements under which NEIC and its subsidiary firms serve as advisers or sub-advisers to certain other mutual funds, and results in the automatic termination of each of those agreements including the Investment Management Contract between each Fund and the Manager, effective at the time of the Merger. The Directors have approved, and recommend that the shareholders of each Fund approve, a new investment management contract. This proposed new contract will be in substance identical to the contract in effect immediately prior to the Merger, and will take effect at the time of the Merger. As a result, the Manager

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                                     -4-


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will continue to perform investment management services for each Fund after the
Merger, on the same terms as are in effect immediately before the Merger.

In addition to the above, the other purposes for this Joint Special Meeting of Shareholders include the election of directors.

One third of the outstanding shares of each Fund, represented in person or by proxy, shall be required to constitute a quorum at the meeting although more than one third of the outstanding shares may be required to be present to approve a particular issue for each Fund.

Any signed proxy will be voted in favor of the proposals unless a choice is indicated to vote against or to abstain from voting on that proposal. An abstention on any proposal will have the same legal effect as a vote against such proposal.

If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. The proposals are considered 'non-discretionary' and brokers that are record or nominee holders of shares of the Funds who have received no instructions from their clients do not have discretion to vote on these matters. Absent voting by the particular beneficial owners of such shares, such 'broker non-voters' will not be considered as votes cast in determining the outcome of the proposals.

As of December 31, 1995, the following persons or entities owned as much as 5% of the indicated Funds' outstanding shares:

                                                             Nature of
Name & Address                                  % of Class   Ownership
----------------------------------------------  -----------  -----------
Reich & Tang Equity Fund, Inc.

Patterson & Co.                                     18.33%     Record
PNB Personal Trust Accounting
P.O. Box 7829
Philadelphia, PA 19101-7829

Maritime Overseas Corp Pension Plan                  7.24%     Record
511 Fifth Avenue
New York, NY 10017

NEIC Master Retirement Trust                         5.01%     Record
127 West 10th Street
Kansas City, MO 64105

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                                     -5-


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                                                             Nature of
Name & Address                                  % of Class   Ownership
----------------------------------------------  -----------  -----------
Delafield Fund, Inc.
NEIC Master Retirement Trust                         6.65%     Record
399 Boylston Street
Boston, MA 02116
Investors Fiduciary Trust Co.                        5.09%     Record
Custodian for the IRA of                                         and
J. Dennis Delafield                                          Beneficial
c/o Delafield Asset Management
600 Fifth Avenue, 8th Floor
New York, NY 10020

As of December 31, 1995, the officers or directors of the Equity Fund, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), less than 1% of the shares of the Fund's total outstanding shares.

As of December 31, 1995, the officers or directors of the Delafield Fund, collectively, beneficially owned, directly or indirectly (including the power to vote or to dispose of any shares), 15.9% of the Fund's total outstanding shares.

PROPOSAL 1. APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT MANAGEMENT CONTRACT TO BE EFFECTIVE AT THE TIME OF THE MERGER

The Directors of the Funds unanimously recommend that the shareholders vote to approve a new investment management contract for each Fund, to be effective at the time of the Merger. The new investment management contract will be substantially identical to the existing investment management contract in effect for the Funds immediately prior to the time of the Merger. As explained above, the Merger is being treated, for purposes of the 1940 Act, as a change in control of NEIC and its subsidiary firms including the Manager, Reich & Tang Asset Management L.P., that serve as advisers or sub-advisers to various mutual funds including the Funds. The 1940 Act provides that such a change in control constitutes an 'assignment' of these advisory and sub-advisory agreements under which NEIC, the Manager and these related subsidiary firms provide advisory services to the various mutual funds including the Funds. The 1940 Act further provides that such an 'assignment' will result in the automatic termination of each of those agreements, at the time of the Merger.

The Merger. In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the 'Merger Agreement'). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur. The parties currently expect, however, that the Merger will not occur until after the end of 1995.

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                                     -6-


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NEIC is organized as a limited partnership. NEIC's sole general partner, New
England Investment Companies, Inc. ('NEIC Inc.'), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interests of NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of these limited partnership interests. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.

Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Corporation), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if

     1. for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company's investment adviser or predecessor investment adviser, and

     2. there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions, or understandings applicable thereto.

Satisfaction of condition (1) above is not expected to require any changes in the current composition of each Fund's Board of Directors.

Information About Metropolitan Life. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life's assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion of assets for mutual funds, institutional and other investment advisory clients.

Directors' Recommendation. The Directors unanimously recommend that shareholders approve the new investment management contract between the Manager and each Fund, to be effective at the time of the Merger. The new investment management contract will be substantially identical to the investment management contract in effect immediately before the Merger which is described on page 4 of this Proxy Statement. (The only difference will be that the new investment management contract will be dated the date of the Merger and will be in effect initially for a period of two years and from year to year thereafter provided that its continuance is approved in accordance with the terms of the contract and the applicable provisions of the 1940 Act.)

In coming to the recommendation set forth above, the Directors reviewed extensive information about each Fund, the Manager, NEIC and Metropolitan Life. The Directors noted that, for purposes of the 1940 Act, the Merger constitutes a change in control of NEIC and the Manager as well as NEIC's other subsidiaries that act as advisers or sub-advisers for various other mutual funds. Although the Merger is being treated as a change in control of NEIC and of the various advisers and sub-advisers that are affiliated with NEIC, including the Manager, the Merger is not expected to result in any change in the personnel, operations or financial

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                                     -7-


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condition of NEIC or of such advisers or sub-advisers, including the Manager.
NEIC has indicated that each adviser and sub-adviser affiliated with NEIC, including the Manager, will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of the advisers and sub-advisers, including the Manager.

The Directors accordingly concluded that it is appropriate and desirable for the Funds to continue, after the Merger, the same investment management arrangements as is in effect immediately before the Merger. Under the 1940 Act, such continuation requires, in the case of each Fund, the approval of each Fund's shareholders, by vote of the lesser of (1) 67% of the shares represented at the Meeting, if more than 50% of the shares are represented at the Meeting, or (2) more than 50% of the outstanding shares.

In order that each Fund may continue to receive investment management services following the Merger, on the same basis as before the Merger, the Directors unanimously recommend that shareholders of each Fund vote in favor of Proposal 1.

If the shareholders of either Fund do not approve Proposal 1, the investment management contract relating to that Fund will terminate at the time of the Merger although the Manager will continue to manage such Fund, and the Fund will consider such alternative actions as are in the best interest of that Fund.

PROPOSAL 2. ELECTION OF DIRECTORS

At the meeting, four directors are to be elected, each to hold office until his successor has been elected and has qualified. Drs. Mellon and Wong, and Mr. Straniere were elected to each Fund's Board and the Audit and Nominating Committees and have served as such since inception. In addition, Mr. Hoerle was elected to the Board for the Equity Fund and has served as such since 1984. Mr. Delafield was elected to the Board for the Delafield Fund and has served as such since October 1993. All such persons have consented to be named in this Proxy Statement and to serve as directors of the Corporation if elected. Each Board of Directors, which met four times during the fiscal year ended December 31, 1995 for the Equity Fund and September 30, 1995 for the Delafield Fund, has no compensation committee. Each director attended at least 75% of the board meetings held. Each Fund has an Audit Committee of the Board of Directors, comprised of Drs. Mellon and Wong and Mr. Straniere who are not 'interested persons' of the Funds within the meaning of Section 2(a)(19) of the 1940 Act. The Audit Committee meets annually to review the Funds' financial statements with the independent accountants and to report on its findings to the Board of Directors. In addition, pursuant to a Distribution and Service Plan adopted by the Funds in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, each Fund has a Nominating Committee of the Board of Directors comprised of Drs. Mellon and Wong and Mr. Straniere, to whose discretion the selection and nomination of directors who are not 'interested persons' of the Funds is committed. The Nominating Committee currently does not consider nominees recommended by shareholders. The election of each director requires the approval of a majority present at the meeting in person or by proxy.

The following is a list of the members of the Boards of Directors, any other positions each may now hold with the Funds, the principal occupation of each Director during the past five years and the nature, amount and percentage of shares held by each in each Fund.

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                                     -8-


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

                                                                        Amount and Nature
                                                                          of Beneficial
                                    Principal Occupation                   Ownership at
Name and Age                     During Preceding Five Years                 12/31/95        % of Shares
---------------------  -----------------------------------------------  ------------------  --------------
Robert F. Hoerle*      Chairman and a Director of the Equity Fund, is       28,691.143          .0045%
                       Managing Director of the Capital Management          Record and       Equity Fund
62                     Division of the Manager since September 1993.        Beneficial
                       Mr. Hoerle was formerly Executive Vice
                       President and Chairman of Reich & Tang, Inc.
                       with which he was associated with from February
                       1971 to September 1993. Mr. Hoerle is also
                       Chairman and a Trustee of Reich & Tang
                       Government Securities Trust.
J. Dennis Delafield*   Chairman, Chief Executive Officer and a              461,594.03          12.37%
                       Director of the Delafield Fund, is Managing          Record and      Delafield Fund
59                     Director of the Delafield Asset Management           Beneficial
                       division of the Manager, with which he has been
                       associated since September 1993. From December
                       1991 to September 1993, Mr. Delafield, acting
                       as an investment adviser, was a Managing
                       Director of Reich & Tang L.P. and an officer of
                       Reich & Tang, Inc.; and from October 1979 to
                       December 1991, was President and Director of
                       Delafield Asset Management, Inc.

W. Giles Mellon        Director of the Funds since their formation;            -0-               -0-
                       Professor of Business Administration in the
64                     Graduate School of Management, Rutgers
                       University, with which he has been associated
                       since 1966. Dr. Mellon is also a Director of
                       California Daily Tax Free Income Fund, Inc.,
                       Connecticut Daily Tax Free Income Fund, Inc.,
                       Daily Tax Free Income Fund, Inc., Michigan
                       Daily Tax Free Income Fund, Inc., New Jersey
                       Daily Municipal Income Fund, Inc., North
                       Carolina Daily Municipal Income Fund, Inc., and
                       Short Term Income Fund, Inc.; and a Trustee of
                       Florida Daily Municipal Income Fund,
                       Institutional Daily Income Fund, Pennsylvania
                       Daily Municipal Income Fund and Reich & Tang
                       Government Securities Trust.

----------------------------


* Such person is an 'interested person' of the Corporation within the meaning of
  Section 2(a)(19) of the 1940 Act.

------------------------------------------------------------------------------

                                     -9-


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                                                                        Amount and Nature
                                                                          of Beneficial
                                    Principal Occupation                   Ownership at
Name and Age                     During Preceding Five Years                 12/31/95        % of Shares
---------------------  -----------------------------------------------  ------------------  --------------
Robert Straniere       Director of the Funds since their formation;          989.383           .00016%
                       Member of New York State Assembly; Partner, The      Record and       Equity Fund
53                     Straniere Law Firm since 1981; Director of           Beneficial
                       California Daily Tax Free Income Fund, Inc.,
                       Connecticut Daily Tax Free Income Fund, Inc.,
                       Daily Tax Free Income Fund, Inc., Michigan
                       Daily Tax Free Income Fund, Inc., New Jersey
                       Daily Municipal Income Fund, Inc., North
                       Carolina Daily Municipal Income Fund, Inc. and
                       Short Term Income Fund, Inc.; Trustee of
                       Florida Daily Municipal Income Fund,
                       Institutional Daily Income Fund, Pennsylvania
                       Daily Municipal Income Fund and Reich & Tang
                       Government Securities Trust; and Director of
                       Life Cycle Mutual Funds, Inc.

Dr. Yung Wong          Director of the Funds since their formation;         3,006.368          .00048%
                       Director of Shaw Investment Management (HK)          Record and       Equity Fund
56                     Limited from 1994 to September, 1995; formerly       Beneficial
                       General Partner of Abacus Partners Limited
                       Partnership (a general partner of a venture
                       capital investment firm) from 1984 to 1994;
                       Director of California Daily Tax Free Income
                       Fund, Inc., Connecticut Daily Tax Free Income
                       Fund, Inc., Michigan Daily Tax Free Income
                       Fund, Inc., New Jersey Daily Municipal Income
                       Fund, Inc., North Carolina Daily Municipal
                       Income Fund, Inc. and Short Term Income Fund,
                       Inc.; and Trustee of Florida Daily Municipal
                       Income Fund, Institutional Daily Income Fund,
                       Pennsylvania Daily Municipal Income Fund, Reich
                       & Tang Government Securities Trust; and Trustee
                       of Eclipse Financial Asset Trust.

The address of each director and officer of the Funds is 600 Fifth Avenue, New York, New York 10020. The officers of each Fund are:

Steven W. Duff, 42, Executive Vice President of the Equity Fund and President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration of NationsBanc, with which he was associated from 1981 to August 1994. Mr. Duff is also President and a Director of California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Daily Tax Free Income Fund, Inc., Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc. and Short Term Income Fund, Inc.; President and Trustee of Florida Daily Municipal Income Fund, Institutional Daily Income Fund, and Pennsylvania Daily Municipal Income Fund; President of Cortland Trust, Inc., Reich & Tang Government Securities Trust and Tax Exempt Proceeds Fund, Inc.

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                                     -10-


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Vincent Sellecchia, 41, President of the Delafield Fund, is Vice President of
the Delafield Asset Management Division of the Manager, with which he has been associated since September 1993. From December 1991 to September 1993, Mr. Sellecchia, acting as an investment adviser, was Vice President of Reich & Tang L.P. and an officer of Reich & Tang, Inc.; and from October 1980 to December 1991, was Vice President, Director of Investment Analysis for Delafield Asset Management, Inc.

Cynthia L. Jeran, 40, Vice President of the Delafield Fund, is an associate of the Delafield Asset Management Division of the Manager, with which she has been affiliated since September 1993. From December 1991 to September 1993, Ms. Jeran was an associate of the Delafield Asset Management Division of the Manager's predecessor, and from April 1981 thorough December 1991 was an associate of Delafield Asset Management, Inc.

Steven M. Wilson, 35, President of the Equity Fund, is Senior Vice President of the Capital Management Division of the Manager since September 1993. Mr. Wilson was formerly Senior Vice President of Reich & Tang, Inc. with which he was associated from July 1986 to September 1993.

Dana E. Messina, 38, Vice President of the Funds. Ms. Messina is an Executive Vice President of the Manager since January, 1995 and has been associated with the Manager and its predecessors in various capacities since December, 1980. She is also an officer of other investment companies advised by the Manager.

Lesley M. Jones, 47, Vice President of the Funds. Ms. Jones is a Senior Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since April, 1973. She is also an officer of other investment companies advised by the Manager.

Bernadette N. Finn, 48, Vice President and Secretary of the Funds. Ms. Finn is a Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since September, 1970. She is also an officer of other investment companies advised by the Manager.

Molly Flewharty, 44, Vice President of the Funds. Ms. Flewharty is Vice President of the Manager since September, 1993 and has been associated with the Manager and its predecessors in various capacities since December, 1977. She is also an officer of other investment companies advised by the Manager.

Richard De Sanctis, 39, Treasurer of the Funds since October 1993. Mr. De Sanctis is Treasurer of the Manager and its predecessors since December, 1990 and is an officer of other investment companies advised by the Manager.

The Equity Fund paid an aggregate remuneration of $13,500 to its directors with respect to its fiscal year ended December 31, 1995. The Delafield Fund paid an aggregate remuneration of $28,537 to its directors and to certain employees of the Manager with respect to its fiscal year ended September 30, 1995, consisting of $7,500 in aggregate directors fees to the three disinterested directors, and salaries and benefits aggregating $21,037 paid to certain employees of the Manager pursuant to the terms of the Investment Management Contract.

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                                     -11-


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

        (1)                   (2)                 (3)              (4)            (5)
      Name of              Aggregate           Pension or       Estimated        Total
      Person,            Compensation          Retirement        Annual      Compensation
     Position              from Fund        Benefits Accrued  Benefits upon    from Fund
                                            As Part of Fund    Retirement      and Fund
                                                Expenses                     Complex Paid
                                                                             to Directors*

J. Dennis                      0                   0                0              0
Delafield,
Director of
Delafield Fund
Robert F. Hoerle,              0                   0                0              0
Director of
Equity Fund
W. Giles Mellon,     Equity Fund   $4,500          0                0           $52,500
Director             Delafield Fund $2,500                                    (13 Funds)
Robert Straniere,    Equity Fund   $4,500          0                0           $52,000
Director             Delafield Fund $2,500                                    (13 Funds)
Yung Wong,           Equity Fund $52,000           0                0           $52,000
Director             Delafield Fund $2,500                                    (13 Funds)

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 31, 1995 for the Equity Fund and September 30, 1995 for the Delafield Fund (and, with respect to certain of the funds in the Fund Complex, estimated to be paid during the fiscal year ending August 31,
1995). The parenthetical number represents the number of investment companies (including the Funds) from which such person receives compensation that are considered part of the same Fund Complex as the Funds, because, among other things, they have a common investment advisor.

INFORMATION REGARDING THE MANAGER

The Manager for the Funds is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was at August 31, 1995 manager, adviser or supervisor with respect to assets aggregating approximately $7.9 billion. The Manager acts as manager of fifteen investment companies and also advises pension trusts, profit sharing trusts and endowments. In addition to the Funds, the Manager's advisory clients include, among others, California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, Michigan Daily Tax Free Income Fund, Inc., New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., North Carolina Daily Municipal Income Fund, Inc., Pennsylvania Daily Municipal Income Fund, Reich & Tang Government Securities Trust, Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc. Attached as Exhibit C is a Table of Fees for all funds advised by the Manager. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Peter S. Voss (49), G. Neal Ryland (54), Steven W. Duff (42) and Richard E. Smith, III (45) are directors of Reich & Tang Asset Management, Inc. the general partner of the Manager. Mr. Voss is President of Reich & Tang Asset Management, Inc. The address of Messrs. Voss and Ryland is 399 Boylston Street, Boston,

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                                     -12-


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Massachusetts 02116. Mr. Duff is President of the Mutual Fund Group of the
Manager. Mr. Smith is President of the Capital Management Group of the Manager. Their address is 600 Fifth Avenue, New York, New York 10020.

NEIC Inc. is a holding company offering a broad array of investment styles across a wide range of asset categories through ten investment advisory/management affiliates and two distribution subsidiaries which include, in addition to the Manager, Loomis, Sayles & Company, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Marlborough Capital Advisors, L.P., Westpeak Investment Advisors, L.P., Draycott Partners, Ltd., TNE Investment Services, L.P., New England Investment Associates, Inc., an affiliate, Capital Growth Management Limited Partnership, and Harris Associates. These affiliates in the aggregate are investment advisors or managers to over 42 other registered investment companies.

Pursuant to the Investment Management Contract for each Fund, the Manager manages each Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of each Fund.

The Manager provides persons satisfactory to the Board of Directors of each Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of each Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager, or employees of the Manager or its affiliates.

The Investment Management Contract with the Manager's predecessor was approved by the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the Act) of each Fund or the Manager and by the shareholders of each Fund at a special meeting of shareholders, effective September 15, 1993 for the Equity Fund and November 19, 1993 for the Delafield Fund. The re-execution of the Investment Management Contract with the Manager was approved by the Board of Directors, including a majority of the directors who are not interested persons of the Corporation or Manager, effective October 1, 1994. The Investment Management Contracts for the Equity Fund and Delafield have terms which extend to June 30, 1996 and September 30, 1996, respectively, and may be continued in force thereafter for successive twelve-month periods beginning each July 1 and October 1, respectively, provided that such continuance is specifically approved annually by majority vote of the Funds' outstanding voting securities or by their Boards of Directors, and in either case by a majority of the Directors who are not parties to the Investment Management Contracts or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

The Investment Management Contract is terminable without penalty by each Fund on sixty days' written notice when authorized either (1) by majority vote of its outstanding voting shares or (2) by a vote of a majority of its Board of Directors or (3) by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contracts, each Fund will pay an annual management fee equal to .30% of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the management fee. The fees are accrued daily and paid monthly. Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of the Funds' shares.

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Pursuant to an Administrative Services Contract with the each Fund, the Manager also performs clerical, accounting supervision, office service and related functions for each Fund and provides the Funds with personnel to (i) supervise the performance of bookkeeping related services by Investors Fiduciary Trust Company, the Fund's bookkeeping agent, (ii) prepare reports to and filings with regulatory authorities, and (iii) perform such other services as the Funds may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager will receive from The Equity Fund an annual fee equal to .20% of the Fund's average daily net assets. The Board of Directors for the Delafield Fund has approved a change in the Administration Services Contract that ceases all reimbursements to the Manager and increases the Administration Fee payable to the Manager by 0.01% of the Delafield Fund's average daily net assets. For its services under the Administrative Services Contract the Manager will receive (after such increase) from the Delafield Fund an annual fee equal to .21% of the Fund's average daily net assets. Prior to such change, the Funds paid the Manager for such personnel and for rendering such services at rates to be agreed upon by the Funds and the Manager, provided that each Fund did not pay for services performed by any such persons who were also officers of the general partner of the Manager. It was intended that such rates would be the actual costs of the Manager. Under the Administrative Services Contract, each Fund may reimburse the Manager for all of the Fund's operating costs. In addition, under the Administrative Services Contract for Delafield Fund, the Fund may reimburse the Manager for rent, depreciation of equipment and facilities, interest and amortization of loans financing equipment used by the Corporation and all the expenses incurred to conduct the Fund's affairs. The amounts of such reimbursements are to be agreed upon between the Fund and the Manager. No such reimbursements were made.

The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee and the administrative services fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Expense Limitation. The Manager has agreed, pursuant to the Investment Management Contract, to reimburse each Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Funds' annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Funds for its excess expenses as described above, each Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses, including all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of Directors, officers and employees of the Funds and costs of other personnel performing services for the Funds who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, Securities and Exchange Commission registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing each Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Administrative Services Contract and the Distributor under the Shareholder Servicing Agreement.

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The Funds may from time to time hire their own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein, and the management of the Funds intend to do so whenever it appears advantageous to the Funds. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.

The following fees were paid to the predecessor investment managers under the previous Investment Management Contracts or the Manager under the current Investment Management Contract. For the Equity Fund's fiscal year ended December 31, 1993, Reich & Tang L.P. and its successor, NEIC, received in the aggregate investment management fees of $961,193 and administration fees of $65,184. For the Equity Fund's fiscal year ended December 31, 1994, NEIC and the Manager received in the aggregate investment management fees totaling $749,912 and administration fees totaling $187,478. For the fiscal year ended December 31, 1995, the Manager received investment management fees totaling $841,442 and administration fees totaling $210,361. For the Delafield Fund's fiscal year ended September 30, 1994, NEIC received investment management fees totaling $6,090 and administration fees totaling $1,485. For the Delafield Fund's fiscal year ended September 30, 1995, the Manager received investment management fees totaling $71,041 and administration fees totaling $0. No reimbursements were payable to the Funds by the Manager or its predecessors pursuant to the expense limitation described above with respect to the fiscal years ended December 31, 1993, 1994 and 1995 for the Equity Fund and September 30, 1994 and 1995 for the Delafield Fund.

The Manager now acts as investment manager or adviser for other persons and entities and may under the Investment Management Contract act as investment manager or adviser to other registered investment companies. At present, the Manager is investment manager to fifteen other registered investment companies.

Distribution and Service Plan. Pursuant to Rule 12b-1 under the Act, the Securities and Exchange Commission has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. Each Fund's Board of Directors has adopted a distribution and service plan (the 'Plan') and, pursuant to the Plan, each Fund and the Manager have entered into a Distribution Agreement with Reich & Tang Distributors L.P. (the 'Distributor') as distributor of the Funds' shares. In addition, Delafield Fund has entered into a Shareholder Servicing Agreement with the Distributor. Because the Merger will be considered to result in the assignment of the Funds' Distribution Agreement with the Distributor, causing those agreements to terminate upon the Merger, the Board of Directors of each Fund approved a new Distribution Agreement with Reich & Tang Distributors L.P. for each Fund to take effect if a new Investment Management Agreement is approved by shareholders of each Fund and upon consummation of the Merger. The new Distribution Agreement would replace the current Distribution Agreement with the Distributor and would be identical to those agreements, except for the dates of execution and effectiveness.

Reich & Tang Asset Management, Inc. serves as the sole general partner for both Reich & Tang Asset Management L.P. and Reich & Tang Distributors L.P. Reich & Tang Asset Management L.P. serves as the sole limited partner of the Distributor. The Distributor's address is 600 Fifth Avenue, New York, New York 10020. Under the Distribution Agreement, the Distributor, for nominal consideration and as agent for the Funds, will solicit orders for the purchase of the Funds' shares, provided that any subscriptions and orders will not be binding on the Funds until accepted by the Corporation as principal.

Under the Delafield Fund Plan, the Fund and the Distributor have entered into a Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Distributor receives from the Fund a service fee

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                                     -15-


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equal to .25% per annum of the Fund's average daily net assets (the 'Service
Fee') for providing personal shareholder services and for the maintenance of shareholder accounts. The Service Fee is accrued daily and paid monthly and any portion of the Service Fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Fund.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Funds; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Funds' shares; and (iii) to pay the costs of printing and distributing the Funds' prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Funds' shares. The Distributor may also make payments from time to time from its own resources, which may include the Service Fee and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which each Fund is required to pay to the Manager and the Distributor for any fiscal year under either the Investment Management Contract in effect for that year, the Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

The following information applies to the Funds only. For the fiscal year ended December 31, 1995, the Equity Fund paid a Service Fee for expenditures pursuant to the Plan in an amount aggregating $2,900. For the fiscal year ended September 30, 1995, Delafield Fund paid a Service Fee for expenditures pursuant to the Plan in an amount aggregating $0. During such periods, the Manager and Distributor made payments pursuant to the Plans of $8,786 and $13,646, respectively, for the cost of sales personnel and related expenses and for the printing of each Fund's prospectus and application forms. Any excess of such payments over the total payments the Manager and Distributor received from the Funds represents distributions and servicing expenses funded by the Manager and Distributor from their own resources including the management fee.

ALLOCATION OF PORTFOLIO BROKERAGE

The Funds' purchases and sales of securities usually are principal transactions. Portfolio securities are generally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and the Funds at present does not anticipate paying brokerage commissions. Should the Funds pay a brokerage commission on a particular transaction, the Funds would seek to effect the transaction at the most favorable available combination of best execution and lowest commission. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

No portfolio transactions are executed with the Manager, or with an affiliate of the Manager, acting either as principal or as paid broker.

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                                     -16-


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The frequency of transactions and their allocation to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Funds. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

Investment decisions for the Funds will be made independently from those for any other accounts or investment companies that may be or become advised or managed by the Manager or its affiliates. If, however, the Funds and other investment companies or accounts advised or managed by the Manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds. In addition, when purchases or sales of the same security for the Funds and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

OTHER MATTERS

As a Maryland corporation, each Fund is not required, and does not intend, to hold regular annual meetings. Shareholders who wish to present proposals at any future shareholder meeting must present such proposals to the Board at a reasonable time prior to the solicitation of any shareholder proxy.

The management does not know of any matters to be present at this Joint Special Meeting of Shareholders other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as a director, an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                                       By Order of the Boards of Directors

                          BERNADETTE N. FINN, Secretary

January 24, 1996

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                                     -17-



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EXHIBIT A (INVESTMENT MANAGEMENT CONTRACT BETWEEN REICH & TANG EQUITY
FUND, INC. AND REICH & TANG ASSET MANAGEMENT, L.P.)

                        INVESTMENT MANAGEMENT CONTRACT
                             DELAFIELD FUND, INC.
                                  the 'Fund'
                              New York, New York

                                                     ___________________, 1996

Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York 10020

Gentlemen:

We herewith confirm our agreement with you as follows:

1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the '1940 Act') and the Securities Act of 1933, including the Prospectus forming a part thereof (the 'Registration Statement'), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

    (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. In furtherance of such and subject to applicable law and procedures adopted by the Fund's Board of Directors, you may (i) direct portfolio brokerage to yourself; (ii) pay commissions to brokers other than yourself which are higher than such that might be charged by another qualified broker to obtain

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                                     -18-


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    brokerage and/or research services considered by you to be useful or desirable for your investment management of the portfolio and/or other advisory accounts of yours and any investment advisor affiliated with you; and (iii) consider the sales of shares of the Fund by brokers including yourself as a factor in your selection of brokers for portfolio transactions.

    (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

    (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

    (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us, (c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholder's services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and

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                                     -19-


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    qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing stockholders and of printing stockholder application forms for stockholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and pursuant to the Shareholder Servicing Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which our shares are qualified for sale.

4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

5. In consideration of the foregoing we will pay you a fee at the annual rate of .80% of the Fund's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our stockholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 3 hereof, will be paid to us at the same time as we pay you.

6. This Agreement will become effective on the date hereof and shall continue in effect until ____________ __, 199_ and thereafter for successive twelve-month periods (computed from each _________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or (ii) by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or (iii) by you on sixty days' written notice to us.

7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms 'transfer', 'assignment' and 'sale' as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

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                                     -20-


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8.  Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                             Very truly yours,

                                       DELAFIELD FUND, INC.

                                       By:
                                       ------------------------------------

ACCEPTED:              , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By: REICH & TANG ASSET MANAGEMENT, INC.,
   General Partner

By: ____________________________________

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                                     -21-


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EXHIBIT B (INVESTMENT MANAGEMENT CONTRACT BETWEEN DELAFIELD FUND, INC.
AND REICH & TANG ASSET MANAGEMENT, L.P.)

                        INVESTMENT MANAGEMENT CONTRACT
                        REICH & TANG EQUITY FUND, INC.
                                  the 'Fund'
                              New York, New York

                                                     ___________________, 1996

Reich & Tang Asset Management L.P.
600 Fifth Avenue
New York, New York 10022

Gentlemen:

We herewith confirm our agreement with you as follows:

1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the '1940 Act') and the Securities Act of 1933, including the Prospectus forming a part thereof (the 'Registration Statement'), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the investment management services specified below.

    (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of the portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as the Fund itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since your prior report, and will also keep us in touch with important developments affecting our portfolio and, on your initiative, will furnish us from time to time with such information as you may believe

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                                     -22-


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    appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

    (d) It is understood that you will from time to time employ, subcontract with or otherwise associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

    (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

3. In addition to the foregoing, we hereby employ you, pursuant to the Distribution Plan dated December 19, 1984, as amended, adopted by us in accordance with Rule 12b-1 under the Act, as the same may be amended from time to time, to provide the services listed below.

    (a) You will perform, or arrange for others to perform, including organizations whose customers or clients are stockholders of our corporation ('Intermediaries'), all stockholder servicing and related administrative functions which we do not perform or arrange for others to perform and which are not required to be performed by our transfer agent. You may make payments from time to time from your own resources, which may include the fee received under this agreement, the Administrative Services Agreement advisory or other fees received from other investment companies, and past profits, for the following purposes:

     (i) to defray the costs of, and to compensate others, including Intermediaries, for performing stockholder servicing and related administrative functions on our behalf;

    (ii) for so long as you remain our Manager and Reich & Tang Distributors L.P. remains a distributor of our shares pursuant to a distribution agreement, to compensate Intermediaries for providing assistance in distributing our shares; and

   (iii) for so long as you remain our Manager and Reich & Tang Distributors L.P. remains a distributor of our shares pursuant to a distribution agreement, to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective stockholders, advertising, and other promotional activities, including the salaries of sales personnel, in connection with the distribution of our shares.

   You will in your sole discretion determine the amount of any payments made by you pursuant to this agreement, and you may from time to time in your sole discretion increase or decrease the amount

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                                     -23-


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   of those payments; provided, however, that no such payment will increase the amount which we are required to pay to you for any fiscal year under either this agreement or the Administrative Services Agreement in effect for that year or an investment management contract between you and us in effect for that year, or otherwise.

4. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses, (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us, (c) commitment fees and certain insurance premiums, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us, (g) recurring and nonrecurring legal and accounting expenses, including those of the bookkeeping agent, (h) telecommunications expenses, (i) the costs of organizing and maintaining our existence as a corporation, (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates, and costs of other personnel providing clerical, accounting supervision and other office services to us as we may request, (k) costs of stockholders' services including, charges and expenses of persons providing confirmations of transactions in our shares, periodic statements to stockholders, and recordkeeping and stockholders' services, (l) costs of stockholders' reports, proxy solicitations, and corporate meetings, (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying such shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of such shares and attendant upon renewals of, or amendments to, those registrations and qualifications, (n) expenses of preparing, printing and delivering our prospectus to existing stockholders and of printing stockholder application forms for stockholder accounts, (o) payment of the fees and expenses provided for herein, under the Administrative Services Agreement and Distribution Agreement, and (p) any other distribution or promotional expenses contemplated by an effective plan adopted by us pursuant to Rule 12b-1 under the Act. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which our shares are qualified for sale.

5. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

6. In consideration of the foregoing we will pay you a fee at the annual rate of .80 of 1% of the Fund's average daily net assets. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may use any portion of this fee for distribution of our shares, or for making servicing payments to organizations whose customers or clients are our shareholders. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. Any reimbursement of our expenses, to which we may become entitled pursuant to paragraph 4 hereof, will be paid to us at the same time as we pay you.

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                                     -24-


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7.  This Agreement will become effective on the date hereof and shall continue in effect until __________________ and thereafter for successive twelve-month periods (computed from each ____________), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act and the rules thereunder, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act and the rules thereunder, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms 'transfer', 'assignment' and 'sale' as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

9. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your employees or the officers and directors of Reich & Tang Asset Management, Inc., your general partner, who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the 1940 Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                             Very truly yours,

                                               REICH & TANG EQUITY FUND, INC.

                                               By:
                                          ------------------------------------

ACCEPTED: ______________ , 1996

REICH & TANG ASSET MANAGEMENT L.P.

By: REICH & TANG ASSET MANAGEMENT, INC.,
   General Partner

By: ____________________________________

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                                     -25-


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

EXHIBIT C (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER)

 FUND NAME                    FEES                                                 NET ASSETS (IN
                                                                                    MILLIONS) AT
                                                                                      11-30-95

 SHORT TERM INCOME FUND,
 INC.
                              Management Fee
                   .30% of average daily net assets up to $750
                                     million
               .29% of average daily net assets in excess of $750
 Money Market Portfolio       million up to $1 billion                                 $895.3
                              .28% of average daily net assets in excess of $1
                              billion up to $1.5 billion
                              .27% of average daily net assets in excess of $1.5
                              billion
--------------------------------------------------------------------------------------------------
                              Management Fee
                  .275% of average daily net assets up to $250
 U.S. Government Portfolio    million                                                  $610.4
               .25% of average daily net assets in excess of $250
                              million
--------------------------------------------------------------------------------------------------
                              Administrative Services Fee .21% of average daily
                              net assets up to $1.25 billion .20% of average
                              daily net assets in excess of $1,505.7 $1.25
                              billion up to $1.5 billion _______________________
                              (Both STIF
 Each Portfolio               .19% of average daily net assets in excess of $1.5     and STIG)
                              billion
                                                                                  STIF (A) $671.3
                              Shareholder Servicing and Distribution Plan Fee
                              STIG (A) $504.4 (Class A only) .25% of average
                              daily net assets
--------------------------------------------------------------------------------------------------
                              Management Fee
                  .325% of average daily net assets up to $750
                                     million
               .30% of average daily net assets in excess of $750
                                     million
                                                                                       $626.7
                              Administrative Services Fee
 DAILY TAX FREE INCOME FUND,  .21% of average daily net assets up to $1.25
 INC.                         million                                                  $626.7
                              .20% of average daily net assets in excess of
                              $1.25 million up to $1.5 billion
                              .19% in excess of $1.5 billion                           $453.4
                              Shareholder Servicing and Distribution Plan Fee
                              (Class A Only)
                              .25% of average daily net assets
--------------------------------------------------------------------------------------------------
                              Management Fee
 REICH & TANG EQUITY FUND,    .80% of average daily net assets                         $109.5
 INC.
                              Administrative Services Fee
                              .20% of average daily net assets                         $109.5
--------------------------------------------------------------------------------------------------
                              Management Fee                                           $44.0
                              .80% of average daily net assets
 DELAFIELD FUND, INC.         Administrative Services Fee                              $44.0
                              .20% of average daily net assets
                              Shareholder Servicing and Distribution Plan Fee          $44.0
                              .25% of average daily net assets

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                                     -26-


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EXHIBIT C (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER) (CONTINUED)

                              Management Fee
                              .30% of average daily net assets
 CONNECTICUT DAILY TAX FREE   Administrative Services Fee
 INCOME FUND, INC.            .21% of average daily net assets                         $103.2
                 Shareholder Servicing and Distribution Plan Fee
                     .20% of average daily net assets $103.2
                                                                                       $103.2
--------------------------------------------------------------------------------------------------
                              Management Fee
                              .30% of average daily net assets
 NEW YORK DAILY TAX FREE      Administrative Services Fee
 INCOME FUND, INC.            .21% of average daily net assets                         $263.1
                 Shareholder Servicing and Distribution Plan Fee
                     .20% of average daily net assets $263.1
                                                                                       $263.1
--------------------------------------------------------------------------------------------------
                              Management Fee
                              .35% of average daily net assets
 REICH & TANG GOVERNMENT      Administrative Services Fee
 SECURITIES TRUST             .20% of average daily net assets                          $.7
                 Shareholder Servicing and Distribution Plan Fee
                      .25% of average daily net assets $.7
                                                                                        $.7
--------------------------------------------------------------------------------------------------
                              Management Fee
                              .30% of average daily net assets
 CALIFORNIA DAILY TAX FREE    Administrative Services Fee
 INCOME FUND, INC.            .21% of average daily net assets                         $159.3
                 Shareholder Servicing and Distribution Plan Fee
                     .20% of average daily net assets $159.3
                                                                                       $159.3
--------------------------------------------------------------------------------------------------
                              Management Fee
                              .30% of average daily net assets
 MICHIGAN DAILY TAX FREE      Administrative Services Fee
 INCOME FUND, INC.            .21% of average daily net assets                         $59.7
                 Shareholder Servicing and Distribution Plan Fee
                     .20% of average daily net assets $59.7
                                                                                       $59.7
--------------------------------------------------------------------------------------------------
                              All Inclusive Management Fee*
                              .40% of average daily net assets up to $250
 TAX EXEMPT PROCEEDS FUND,    million
 INC.                         .35% of average daily net assets in excess of $250       $265.4
                              million up to $500 million
               .30% of average daily net assets in excess of $500
                              million

----------------------------

* Management Contract requires the Manager, not the Fund to bear all other fund expenses; therefore, the fee payable under the Management Contract is the only expense of the Fund.

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                                     -27-


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EXHIBIT C (TABLE OF FEES FOR ALL FUNDS ADVISED BY THE MANAGER) (CONTINUED)

                              Management Fee
                              .30% of average daily net assets
 NEW JERSEY DAILY MUNICIPAL   Administrative Services Fee
 INCOME FUND, INC.            .21% of average daily net assets                         $135.1
                 Shareholder Servicing and Distribution Plan Fee
                     .20% of average daily net assets $135.1
                                                                                       $135.1
--------------------------------------------------------------------------------------------------
                              All Inclusive Management Fee .80% of the first
                              $500 million .775% of the next $500 million .75%
                              of the next $500 million
 CORTLAND TRUST, INC.         .735% in excess of $1.5 billion
 All Portfolios                                                                       $1,884.4
                              Distribution Fee (main class)
                              .25% of average daily net assets
                                                                                      $1,503.3
                              Distribution Fee (Live Oak Shares)
                              .20% of average daily net assets
                                                                                       $381.1
--------------------------------------------------------------------------------------------------
                              Management Fee
                              .40% of average daily net assets
 NORTH CAROLINA DAILY         Administrative Services Fee
 MUNICIPAL INCOME FUND, INC.  .21% of average daily net assets                         $171.8
                 Shareholder Servicing and Distribution Plan Fee
                     .25% of average daily net assets $171.8
                                                                                       $171.8
--------------------------------------------------------------------------------------------------
                              Management Fee .40% of average daily net assets
                              Administrative Services Fee .21% of average daily
                              net assets up to $1.25
 PENNSYLVANIA DAILY           billion
 MUNICIPAL INCOME FUND        .20% of average daily net assets in excess of            $41.0
                              $1.25 billion up to $1.5 billion
                              .19% of average daily net assets in excess of $1.5       $41.0
                              billion
                                                                                       $41.0
                 Shareholder Servicing and Distribution Plan Fee
                        .25% of average daily net assets
--------------------------------------------------------------------------------------------------
                              Management Fee
                              .40% of average daily net assets
 FLORIDA DAILY MUNICIPAL      Administrative Services Fee
 FUND                         .21% of average daily net assets                         $40.6
                              Shareholder Servicing and Distribution Plan Fee
                              (Class A Only)                                           $40.6
                              .25% of average daily net assets
                                                                                       $19.9
--------------------------------------------------------------------------------------------------
                              Investment Management Fee
                              .08% of average daily net assets
 INSTITUTIONAL DAILY INCOME   Administrative Services Fee
 FUND                         .05% of average daily net assets                         $350.8
 All Portfolios
                              Shareholder Servicing and Distribution Plan Fee
                              (Class A Only)                                           $350.8
                              .25% of average daily net assets
                                                                                       $271.7

                                                                           PH6
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                                     -28-